UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): May 31, 2017

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual meeting of stockholders on May 31, 2017. As of the record date, April 3, 2017, there were 7,563,600 shares of Class A common stock outstanding, each entitled to one vote. Approximately 87% of those shares were represented at the annual meeting.

At the annual meeting, the Company’s stockholders voted on six proposals and cast their votes as described below. The proposals are described in detail in the Company’s proxy statement.

Proposal 1

The Company’s stockholders elected six directors (listed below) to hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified. There were no abstentions. The number of votes cast for or withheld and the broker non-votes were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mikel H. Williams, Chairman	4,499,526	78,880	2,024,519
Michael Diament	4,500,837	77,569	2,024,519
W. Thomas Jagodinski	4,499,772	78,634	2,024,519
Patricia J. Jamieson	4,500,099	78,307	2,024,519
William J. Madia	4,500,664	77,742	2,024,519
Daniel B. Poneman	4,500,780	77,626	2,024,519

Proposal 2

The Company’s stockholders cast their votes with respect to the advisory approval of the Company’s executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,168,951	100,553	308,902	2,024,519

Proposal 3

The Company’s stockholders cast their votes with respect to the frequency of holding the advisory vote on the Company’s executive compensation as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
4,246,524	7,811	11,621	312,450	2,024,519

Based upon these results, the Board of Directors has determined to continue to hold an annual advisory vote on executive compensation.

Proposal 4

The Company’s stockholders cast their votes with respect to the Company’s Section 382 Rights Agreement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,054,712	502,052	21,642	2,024,519

Proposal 5

The Company’s stockholders cast their votes with respect to the amendments to the Company’s 2014 Equity Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,034,272	527,515	16,619	2,024,519

Proposal 6

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2017 as set forth below:

Votes For	Votes Against	Abstentions
6,309,694	171,203	122,028

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	June 2, 2017	By:	/s/ Dennis J. Scott
Dennis J. Scott
Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary